Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
As adopted pursuant to
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Amendment No. 1 to the Annual Report of General Binding Corporation (the “Company”) on Form 10-K/A for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on Aprol 29, 2005, (the “Report”), I, Dennis J. Martin, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By	/s/ Dennis J. Martin

Dennis J. Martin
Chairman, President and Chief Executive Officer
April 29, 2005

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